EXHIBIT 1.0

Incorporation number: BC0710887

AMERICAN BONANZA GOLD CORP.
(the “Company”)

ARTICLES

ARTICLE 1

INTERPRETATION

Definitions

1.1                  In these Articles, unless the context otherwise requires:

(a)       “board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(b)       “Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(c)       “legal personal representative” means the personal or other legal representative of the shareholder;

(d)       “registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(e)       “seal” means the seal of the Company, if any; and

(f)       “share” means a share in the capital of the Company.

Act and Interpretation Act Definitions Applicable

1.2                   The definitions in the Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and except as the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Act will prevail. If there is a conflict between these Articles and the Act, the Act will prevail.

ARTICLE 2

SHARES AND SHARE CERTIFICATES

Authorized Share Structure

2.1                   The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

Shareholder Entitled to Certificate or Acknowledgment

2.2                   Each shareholder is entitled on request, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or acknowledgement for a share to one of several joint shareholders or to a duly authorized agent of one of them will be sufficient delivery to all.

Delivery by Mail

2.3                   A share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address or to the shareholder’s duly authorized agent and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

Replacement of Worn Out or Defaced Certificate or Acknowledgement

2.4                   If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is worn out or defaced, the directors must, on production of the certificate or acknowledgment and on such terms, if any, as are deemed fit:

(a)       cancel the share certificate or acknowledgment; and

(b)       issue a replacement share certificate or acknowledgment.

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

2.5                   If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, the Company must issue a replacement share certificate or acknowledgment, as the case may be, to the person entitled to that share certificate or acknowledgment, if it receives:

(a)       proof satisfactory to it of the loss, theft or destruction; and

(b)       any indemnity the directors consider adequate.

Splitting Share Certificates

2.6                   If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

Certificate Fee

2.7                   There must be paid to the Company, in relation to the issue of any share certificate under §2.4, §2.5 or §2.6, such amount, if any, not exceeding the amount prescribed under the Act, determined by the directors.

Recognition of Trusts

2.8                   Except as required by law or statute or these Articles, no person will be recognized by the Company as holding a share of the Company upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in a share or fraction of a share or (except as provided by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other right in respect of a share except an absolute right to the entirety thereof in the shareholder.

ARTICLE 3

ISSUE OF SHARES

Directors Authorized

3.1                   Subject to the Act and the rights of holders of issued shares of the Company, the Company may allot, issue, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the consideration (including any premium at which shares with par value may be issued) that the directors determine.

Commissions and Discounts

3.2                   The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person’s purchase or agreement to purchase shares of the Company from the Company or any other person’s procurement or agreement to procure purchasers for shares of the Company.

Brokerage

3.3                   The Company may, for or in connection with the sale or placement of its securities, pay such brokerage fee or other consideration as may be lawful.

Share Purchase Warrants and Rights

3.4                   Subject to the Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, either alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company.

ARTICLE 4

SHARE REGISTERS

Central Securities Register

4.1                   The directors may, subject to the Act, appoint an agent to maintain the Company’s central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares. The directors may terminate an appointment of such an agent at any time and may appoint another agent in its place.

ARTICLE 5

SHARE TRANSFERS

Registering Transfers

5.1                   A transfer of a share must not be registered unless:

(a)       except as exempted by the Act, a duly signed proper instrument of transfer in respect of the share is received by the Company; and

(b)       if a share certificate or non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate or acknowledgement is surrendered to the Company.

Form of Instrument of Transfer

5.2                   The instrument of transfer in respect of a share must be either in the form, if any, on the back of the Company’s share certificates for shares of that class or series or in some other form approved by the directors from time to time.

Transferor Remains Shareholder

5.3                   Except to the extent that the Act otherwise provides, the transferor of a share is deemed to remain the holder of it until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

Signing of Instrument of Transfer

5.4                   If a shareholder, or shareholder’s duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(a)       in the name of the person named as transferee in that instrument of transfer; or

(b)       if no person is so named, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

Enquiry as to Title Not Required

5.5                   Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in an instrument of transfer as transferee or, if no person is so named, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares transferred, of any interest in such shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

Transfer Fee

5.6                   There must be paid to the Company, in relation to the registration of a transfer, the amount, if any, determined by the directors.

ARTICLE 6

TRANSMISSION OF SHARES

Legal Personal Representative Recognized on Death

6.1                   In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the Company shall receive the documentation contemplated by the Act.

Rights of Legal Personal Representative

6.2                   The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Act and the directors have been deposited with the Company.

ARTICLE 7

PURCHASE OF SHARES

Company Authorized to Purchase Shares

7.1                   Subject to §7.2, to the special rights and restrictions attached to the shares of any class or series and to the Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

Purchase When Insolvent

7.2                   The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)       the Company is insolvent; or

(b)       making the payment or providing the consideration would render the Company insolvent.

Sale and Voting of Purchased Shares

7.3                   The Company may sell, gift or otherwise dispose of a share that it has redeemed, purchased or otherwise acquired and not cancelled.

ARTICLE 8

BORROWING POWERS

8.1                   The Company, if authorized by the directors, may:

(a)       borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b)       issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

(c)       guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)       mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

8.2                   The powers conferred under this Article 8 shall be deemed to include the powers conferred on a company by Division VII of the Special Corporations Powers Act being chapter P-16 of the Revised Statutes of Quebec, 1988, and every statutory provision that may be substituted therefor or for any provision therein.

ARTICLE 9

ALTERATIONS

Alteration of Authorized Share Structure

9.1                   Subject to §9.2, and the Act, the Company may by ordinary resolution:

(a)       create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)       increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)       subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d)       if the Company is authorized to issue shares of a class of shares with par value:

(i)       decrease the par value of those shares; or

(ii)      if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e)       change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(f)       alter the identifying name of any of its shares; or

(g)       otherwise alter its shares or authorized share structure when required or permitted to do so by the Act.

Special Rights and Restrictions

9.2                   Subject to the Act and in particular those provisions relating to the rights of holders of outstanding shares to vote if their rights are prejudiced or interfered with, the Company may by ordinary resolution:

(a)       create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(b)       vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3                   Subject to the Act, the Company may by directors’ resolution:

(a)       create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any series of Class “A” Preferred Shares, or

(b)       vary or delete any special rights or restrictions attached to the shares of any series of Class “A” Preferred shares.

Change of Name

9.4                   The Company may by ordinary resolution authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

Other Alterations

9.5                   If the Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

ARTICLE 10

MEETINGS OF SHAREHOLDERS

Annual General Meetings

10.1                   Unless an annual general meeting is deferred or waived in accordance with the Act, the Company must hold an annual general meeting at least once in each calendar year and not more than 15 months after its last annual reference date.

Resolution Instead of Annual General Meeting

10.2                   If all the shareholders who are entitled to vote at an annual general meeting consent in writing by a unanimous resolution under the Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been h held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this §10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

Calling and Location of Meetings of Shareholders

10.3                   The directors may, whenever they think fit, call a meeting of shareholders at such location inside or outside British Columbia as they determine.

Notice for Meetings of Shareholders

10.4                   The Company must send notice of the date, time and location of a meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as is prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)       while the Company is a public company, 21 days;

(b)       otherwise, 10 days.

Record Date for Notice

10.5                   The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of a meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)       while the Company is a public company, 21 days;

(b)       otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Record Date for Voting

10.6                   The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at a meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Failure to Give Notice and Waiver of Notice

10.7                   The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of the meeting.

Notice of Special Business at Meetings of Shareholders

10.8                   If a meeting of shareholders is to consider special business within the meaning of §11.1, the notice of meeting must:

(a)       state the general nature of the special business; and

(b)       if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i)       at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(ii)      during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

Place of Meetings

10.9                   In addition to any location in British Columbia, any general meeting may be held in any location outside British Columbia approved by a resolution of the Directors.

ARTICLE 11

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

Special Business

11.1                   At a meeting of shareholders, the following business is special business:

(a)       if it is not an annual general meeting, all business except business relating to the conduct of or voting at the meeting;

(b)       if it is an annual general meeting, all business except for the following:

(i)       business relating to the conduct of or voting at the meeting;

(ii)      consideration of any financial statements of the Company presented to the meeting;

(iii)     consideration of any reports of the directors or auditor;

(iv)      the setting or changing of the number of directors;

(v)       the election or appointment of directors;

(vi)      the appointment of an auditor;

(vii)     the setting of the remuneration of an auditor, unless already determined by the directors of the Company;

(viii)    business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(ix)      any other business which, under these Articles or the Act, may be transacted at a meeting of shareholders without the giving of notice of the business to the shareholders.

Special Majority

11.2                   The majority of votes required for passing a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

Quorum

11.3                   Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

One Shareholder May Constitute Quorum

11.4                   If there is only one shareholder entitled to vote at a meeting of shareholders:

(a)       the quorum is one person who is, or who represents by proxy, that shareholder, and

(b)       that shareholder, present in person or by proxy, may constitute the meeting.

Other Persons May Attend

11.5                   The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and every other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

Requirement of Quorum

11.6                   No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at a meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

Lack of Quorum

11.7                   If, within one-half hour after the time set for holding a meeting of shareholders, a quorum is not present:

(a)       in the case of a meeting requisitioned by shareholders, the meeting is dissolved, and

(b)       in the case of any other meeting, the meeting stands adjourned to the same day in the next week at the same time and place.

Lack of Quorum at Succeeding Meeting

11.8                   If, at the meeting to which a meeting referred to in §11.7(b) was adjourned, a quorum is not present within one-half hour after the time set for holding the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

Chair

11.9                   The following individual is entitled to preside as chair at a meeting of shareholders:

(a)       the chair of the board, if any; or

(b)       if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

Selection of Alternate Chair

11.10                  If, at a meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present may choose either one of their number or the solicitor of the Company to be chair of the meeting or if every director present declines to take the chair or the directors fail to so choose or if no director is present, or the solicitor for the Company declines to take chair, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

Adjournments

11.11                  The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at an adjourned meeting other than business left unfinished at the meeting from which the adjournment took place.

Notice of Adjourned Meeting

11.12                  It is not necessary to give notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

Decisions by Show of Hands or Poll

11.13                  Subject to the Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

Declaration of Result

11.14                  The chair of a meeting of shareholders must declare to the meeting the decision on each question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under §11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Motion Need Not be Seconded

11.15                  No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of a meeting of shareholders is entitled to propose or second a motion.

Casting Vote

11.16                  In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

Manner of Taking Poll

11.17                  Subject to §11.18, if a poll is duly demanded at a meeting of shareholders:

(a)       the poll must be taken:

(i)       at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(ii)      in the manner, at the time and at the place that the chair of the meeting directs;

(b)       the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)       the demand for the poll may be withdrawn by the person who demanded it.

Demand for Poll on Adjournment

11.18                  A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

Chair Must Resolve Dispute

11.19                  In the case of a dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and the chair’s determination made in good faith is final and conclusive.

Casting of Votes

11.20                  On a poll, a shareholder entitled to more than one vote need not cast all the votes to which the shareholder is entitled or cast them all in the same way.

Demand for Poll

11.21                  No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

Demand for Poll Not to Prevent Continuance of Meeting

11.22                  A demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent continuation of a meeting for the transaction of business other than the question on which the poll is demanded.

Retention of Ballots and Proxies

11.23                  The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of the three month period, the Company may destroy such ballots and proxies.

ARTICLE 12

VOTES OF SHAREHOLDERS

Number of Votes by Shareholder or by Shares

12.1                   Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under §12.3:

(a)       on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)       on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

Votes of Persons in Representative Capacity

12.2                   A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

Votes by Joint Holders

12.3                   If there are joint shareholders registered in respect of any share:

(a)       any one of the joint shareholders may vote at a meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)       if more than one of the joint shareholders is present at a meeting, personally or by proxy, and more than one of them votes in respect of the share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

Legal Personal Representatives as Joint Shareholders

12.4                   Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of §12.3, deemed to be joint shareholders.

Representative of a Corporate Shareholder

12.5                   If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at a meeting of shareholders of the Company, and:

(a)       for that purpose, the instrument appointing a representative must:

(i)       be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(ii)      be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting; and

(b)       if a representative so appointed,

(i)       is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation as the corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)      if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

Proxy Provisions Do Not Apply to All Companies

12.6                   If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, §12.7 to §12.15 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

Appointment of Proxy Holders

12.7                   Every shareholder of the Company entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than two) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

Alternate Proxy Holders

12.8                   A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

When Proxy Holder Need Not Be Shareholder

12.9                   A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a)       the person appointing the proxy holder is a corporation or a representative of a corporation appointed under §12.5;

(b)       the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(c)       the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

Deposit of Proxy

12.10                  A proxy for a meeting of shareholders must:

(a)       be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)       unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

Validity of Proxy Vote

12.11                  A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)       at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)       by the chair of the meeting, before the vote is taken.

Form of Proxy

12.12                  A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder): _____________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

Revocation of Proxy

12.13                  Subject to §12.14, every proxy may be revoked by an instrument in writing that is:

(a)       received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)       provided, at the meeting, to the chair of the meeting.

Revocation of Proxy Must Be Signed

12.14                  An instrument referred to in §12.13 must be signed:

(a)       if the shareholder for whom the proxy holder is appointed is an individual, by the shareholder or the shareholder’s legal personal representative or trustee in bankruptcy;

(b)       if the shareholder for whom the proxy holder is appointed is a corporation, by the corporation or by a representative appointed for the corporation under §12.5.

Production of Evidence of Authority to Vote

12.15                  The chair of a meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

ARTICLE 13

DIRECTORS

First Directors; Number of Directors

13.1                   The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Act. The number of directors, excluding additional directors appointed under §14.8, is set at:

(a)       subject to §(b) and §(c), the number of directors that is equal to the number of the Company’s first directors;

(b)       if the Company is a public company, the greater of three and the most recently set of:

(i)       the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)      the number of directors set under §14.4;

(c)       if the Company is not a public company, the most recently set of:

(i)       the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(ii)      the number of directors set under §14.4.

Change in Number of Directors

13.2                   If the number of directors is set under §13.1(b)(i) or §13.1(c)(i):

(a)       the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(b)       if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

Directors’ Acts Valid Despite Vacancy

13.3                   An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

Qualifications of Directors

13.4                   A director is not required to hold a share as qualification for office but must be qualified as required by the Act to become, act or continue to act as a director.

Remuneration of Directors

13.5                   The directors are entitled to such remuneration for acting as directors, if any, as the directors from time to time determine. If the directors so decide, remuneration of the directors will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

Reimbursement of Expenses of Directors

13.6                   The Company must reimburse each director for reasonable expenses that the director incurs in and about the business of the Company.

Special Remuneration for Directors

13.7                   If a director performs a professional or other service for the Company that in the opinion of the directors is outside the ordinary duties of a director, or if a director is otherwise specially occupied in or about the Company’s business, the director may be paid remuneration fixed by the directors, or, at the option of the directors, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that the director is entitled to receive.

Gratuity, Pension or Allowance on Retirement of Director

13.8                   Unless otherwise determined by ordinary resolution, the directors may cause the Company to pay a gratuity or pension or allowance on retirement to a director who has held a salaried office or place of profit with the Company or to the director’s spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

ARTICLE 14

ELECTION AND REMOVAL OF DIRECTORS

Election at Annual General Meeting

14.1                   At every annual general meeting and in every unanimous resolution contemplated by §10.2:

(a)       the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)       all the directors cease to hold office immediately before the election or appointment of directors under §(a), but are eligible for re-election or re-appointment.

Consent to be a Director

14.2                   No election, appointment or designation of an individual as a director is valid unless:

(a)       the individual consents to be a director in the manner provided for in the Act;

(b)       the individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)       with respect to first directors, the designation is otherwise valid under the Act.

Failure to Elect or Appoint Directors

14.3                   If:

(a)       the Company fails to hold an annual general meeting, and all the shareholders entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by §10.2, on or before the date by which the annual general meeting is required to be held under the Act; or

(b)       the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by §10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)       the date on which that director’s successor is elected or appointed; and

(d)       the date on which that director otherwise ceases to hold office under the Act or these Articles.

Places of Retiring Directors Not Filled

14.4                   If, at a meeting of shareholders at which there should be an election of directors, the place of a retiring director is not filled by that election, each retiring director who is not reelected and who is asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles but their term of office shall expire when new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

Directors May Fill Casual Vacancies

14.5                   A casual vacancy occurring in the board of directors may be filled by the directors.

Remaining Directors Power to Act

14.6                   The directors may act notwithstanding any vacancy in the board, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may act only for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board or, subject to the Act, for any other purpose.

Shareholders May Fill Vacancies

14.7                   If the Company has no director or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, either the shareholders or the directors may elect or appoint directors to fill any vacancies on the board.

Additional Directors

14.8                   Notwithstanding §13.1 and §13.2, between annual general meetings or unanimous resolutions contemplated by §10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this §14.8 must not at any time exceed:

(a)       one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)       in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this §14.8.

A director so appointed ceases to hold office immediately before the next election or appointment of directors under §14.1(a), but is eligible for re-election or re-appointment.

Ceasing to be a Director

14.9                   A director ceases to be a director when:

(a)       the term of office of the director expires;

(b)       the director dies;

(c)       the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)       the director is removed from office pursuant to §14.10 or §14.11.

Removal of Director by Shareholders

14.10                  The Company may remove any director before the expiration of the director’s term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

Removal of Director by Directors

14.11                  The directors may remove a director before the expiration of the director’s term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

ARTICLE 15

POWERS AND DUTIES OF DIRECTORS

Powers of Management

15.1                   The directors must, subject to the Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Act or by these Articles, required to be exercised by the shareholders of the Company. Notwithstanding the generality of the foregoing, the directors may set the remuneration of the auditor of the Company.

Appointment of Attorney of Company

15.2                   The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint a person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill a vacancy in, any committee of the directors, to appoint or remove officer appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with the attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

ARTICLE 16

DISCLOSURE OF INTEREST OF DIRECTORS

Obligation to Account for Profits

16.1                   A director or senior officer who holds a disclosable interest (as that term is used in the Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Act.

Restrictions on Voting by Reason of Interest

16.2                   A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve the contract or transaction, unless all the directors have a disclosable interest in the contract or transaction, in which case any or all of those directors may vote on the resolution.

Interested Director Counted in Quorum

16.3                   A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at a meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

Disclosure of Conflict of Interest or Property

16.4                   A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Act.

Director Holding Other Office in the Company

16.5                   A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to the office of director for the period and on the terms (as to remuneration or otherwise) that the directors determine.

No Disqualification

16.6                   No director or intended director is disqualified by that office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

Professional Services by Director or Officer

16.7                   Subject to the Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

Director or Officer in Other Corporations

16.8                   A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Act, the director or officer is not accountable to the Company for any remuneration or other benefits received as director, officer or employee of, or from that interest.

ARTICLE 17

PROCEEDINGS OF DIRECTORS

Meetings of Directors

17.1                   The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors from time to time determine.

Voting at Meetings

17.2                   Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

Chair of Meetings

17.3                   The following individual is entitled to preside as chair at a meeting of directors:

(a)       the chair of the board, if any;

(b)       in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)       any other director chosen by the directors if:

(i)       neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)      neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)     the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

Meetings by Telephone or Other Communications Medium

17.4                   A director may participate in a meeting of the directors or of a committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of a committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this §17.4 is deemed for all purposes of the Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

Calling of Meetings

17.5                   A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

Notice of Meetings

17.6                   Other than for meetings held at regular intervals as determined by the directors pursuant to §17.1, 48 hours’ notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in §23.1 or orally or by telephone.

When Notice Not Required

17.7                   It is not necessary to give notice of a meeting of the directors to a director if:

(a)       the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)       the director has waived notice of the meeting.

Meeting Valid Despite Failure to Give Notice

17.8                   The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

Waiver of Notice of Meetings

17.9                   A director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of a meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted merely because notice is not given to such director.

Quorum

17.10                  The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

Validity of Acts Where Appointment Defective

17.11                  Subject to the Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

Consent Resolutions in Writing

17.12                  A resolution of the directors or of any committee of the directors may be passed without a meeting:

(a)       in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(b)       in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of a committee of the directors passed in accordance with this §17.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee that satisfies all the requirements of the Act and all the requirements of these Articles relating to such a meeting.

ARTICLE 18

EXECUTIVE AND OTHER COMMITTEES

Appointment and Powers of Executive Committee

18.1                   The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)       the power to fill vacancies in the board of directors;

(b)       the power to remove a director;

(c)       the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)       such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

Appointment and Powers of Other Committees

18.2                   The directors may, by resolution:

(a)       appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)       delegate to a committee appointed under §(a) any of the directors’ powers, except:

(i)       the power to fill a vacancy in the board of directors;

(ii)      the power to remove a director;

(iii)     the power to change the membership of or fill a vacancy in a committee of the directors; and

(iv)     the power to appoint or remove an officer appointed by the directors; and

(c)       make any delegation referred to in §(b) subject to the conditions set out in the resolution or in a subsequent directors’ resolution.

Obligations of Committees

18.3                   A committee appointed under §18.1 or §18.2, in the exercise of the powers delegated to it, must:

(a)       conform to any rules from time to time imposed on it by the directors; and

(b)       report every act or thing done in exercise of those powers at such times as the directors require.

Powers of Board

18.4                   The directors may, at any time, with respect to a committee appointed under §18.1 or §18.2:

(a)       revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)       terminate the appointment of, or change the membership of, the committee; and

(c)       fill a vacancy in the committee.

Committee Meetings

18.5                   Subject to §18.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in a subsequent resolution, with respect to a committee appointed under §18.1 or §18.2:

(a)       the committee may meet and adjourn as it thinks proper;

(b)       the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)       a majority of the members of the committee constitutes a quorum of the committee; and

(d)       questions arising at a meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

ARTICLE 19

OFFICERS

Directors May Appoint Officers

19.1                   The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

Functions, Duties and Powers of Officers

19.2                   The directors may, for each officer:

(a)       determine the functions and duties of the officer;

(b)       entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)       revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

Qualifications

19.3                   No person may be appointed as an officer unless that person is qualified in accordance with the Act, and, if the appointment is as the chair of the board or the managing director, is a director. One person may hold more than one position as an officer of the Company.

Remuneration and Terms of Appointment

19.4                   Every appointment of an officer is to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and is subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after ceasing to hold that office or leaving the employment of the Company, a pension or gratuity.

ARTICLE 20

INDEMNIFICATION

Definitions

20.1                   In this §20.1:

(a)       “eligible party” has the meaning set out in the Act;

(b)       “eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(c)       “eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which an eligible party or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director of the Company:

(i)       is or may be joined as a party; or

(ii)      is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

and shall include any other proceeding or action contemplated by the Act; and

(d)       “expenses” has the meaning set out in the Act.

Mandatory Indemnification of Directors and Former Directors

20.2                   Subject to the Act, the Company must indemnify a director or former director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director is deemed to have contracted with the Company on the terms of the indemnity contained in this §20.2.

Indemnification of Other Persons

20.3                   Subject to any restrictions in the Act, the Company may agree to indemnify and may indemnify any person (including an eligible party) against eligible penalties and pay expenses incurred in connection with the performance of services by that person for the Company.

Authority to Advance Expenses

20.4                   The Company may advance expenses to an eligible party to the extent permitted by and in accordance with the Act.

Non-Compliance with Act

20.5                   Subject to the Act, the failure of a director or officer of the Company to comply with the Act or these Articles does not, of itself, invalidate any indemnity to which he or she is entitled under this Part.

Company May Purchase Insurance

20.6                   The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)       is or was a director or officer of the Company;

(b)       is or was a director or officer of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)       at the request of the Company, is or was a director or officer of another corporation;

(d)       at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer or person who holds or held such equivalent position.

ARTICLE 21

DIVIDENDS

Payment of Dividends Subject to Special Rights

21.1                   The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

Declaration of Dividends

21.2                   Subject to the Act, the directors may from time to time declare and authorize payment of such dividends as they deem advisable.

No Notice Required

21.3                   The directors need not give notice to any shareholder of any declaration under §21.2.

Record Date

21.4                   The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is declared, nor precede the date on which it is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

Manner of Paying Dividend

21.5                   A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

Settlement of Difficulties

21.6                   If any difficulty arises in regard to a distribution under §21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)       set the value for distribution of specific assets;

(b)       determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to them on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)       vest any such specific assets in trustees for the persons entitled to the dividend.

When Dividend Payable

21.7                   A dividend may be made payable on such date as is fixed by the directors.

Dividends to be Paid in Accordance with Number of Shares

21.8                   All dividends on shares of any class or series of shares must be declared and paid according to the number of those shares held.

Receipt by Joint Shareholders

21.9                   If several persons are joint shareholders of a share, any one of them may give an effective receipt for a dividend, bonus or other money payable in respect of the share.

Dividend Bears No Interest

21.10                  No dividend bears interest against the Company.

Fractional Dividends

21.11                  If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

Payment of Dividends

21.12                  A dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders direct in writing. The mailing of a cheque so mailed will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless the cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

Capitalization of Surplus

21.13                  Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares, bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

ARTICLE 22

DOCUMENTS, RECORDS AND REPORTS

Recording of Financial Affairs

22.1                   The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Act.

Inspection of Accounting Records

22.2                   Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

ARTICLE 23

NOTICES

Method of Giving Notice

23.1                   Unless provided otherwise by the Act or these Articles, a notice, statement, report or other record required or permitted by the Act or these Articles to be sent to a person may be sent by:

(a)       mailing it, postage prepaid, addressed to the person:

(i)       if a shareholder, at the shareholder’s registered address;

(ii)      if a director or officer, at the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the director or officer for the sending of that record or records of that class;

(iii)     in any other case, at the person’s mailing address;

(b)       delivering it, addressed to the person:

(i)       if a shareholder, to the shareholder’s registered address;

(ii)      if a director or officer, to the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the director or officer for the sending of the record or records of that class;

(iii)      in any other case, to the person’s delivery address;

(c)       sending it by fax to the fax number provided by the person for the sending of the record or records of that class;

(d)       sending it by email to the email address provided by the person for the sending of the record or records of that class; or

(e)       physically delivering it to the person.

Deemed Receipt of Mailing

23.2                   A record mailed to a person by ordinary mail as is permitted by §23.1 is deemed to be received by the person on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

Certificate of Sending

23.3                   A certificate signed by the secretary, if any, or other officer of the Company or of another corporation acting in that behalf for the Company stating that a notice, statement, report or other record was sent in a stated manner permitted by §23.1 is conclusive evidence of that fact.

Notice to Joint Shareholders

23.4                   A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing it to the joint shareholder first named in the central securities register in respect of the share.

Notice to Trustees and Personal Representatives

23.5                   A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)       mailing the record, addressed to them:

(i)       by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii)      at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)       if an address referred to in §(a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

ARTICLE 24

SEAL

Who May Attest Seal

24.1                   Except as provided in §24.2 and §24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a)       any two directors;

(b)       any officer, together with any director;

(c)       if the Company only has one director, that director; or

(d)       any one or more directors or officers or persons as may be determined by the directors.

Sealing Copies

24.2                   For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite §24.1, the impression of the seal may be attested by the signature of any director or officer.

Mechanical Reproduction of Seal

24.3                   The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

ARTICLE 25

SPECIAL RIGHTS AND RESTRICTIONS CLASS A PREFERRED SHARES

25.1                   The Class “A” Preferred shares as a class shall have attached to them the special rights and restrictions specified in this Article.

25.2                   The Class “A” Preferred shares may include one or more series.

25.3                   Subject to the Business Corporations Act, the directors may from time to time, by resolution, if none of the Class “A” Preferred shares of any particular series are issued, alter the Articles of the Company and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of:

(a)       determine the maximum number of shares of that series that the Company is authorized to issue, determine that there is no such maximum number, or alter any such determination;

(b)       create an identifying name for the shares of that series, or alter any such identifying name;

(c)       attach special rights or restrictions to the shares of that series, including, but without limiting or restricting the generality of the foregoing, the rate or amount of dividends (whether cumulative, non-cumulative or partially cumulative), the dates and places of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof (including redemption after a fixed term or at a premium), conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other shares of the Company and voting rights and restrictions; or alter any such special rights or restrictions; but no such special right or restriction shall contravene the provisions of subclause (4) of this Article.

25.4                   The holders of Class “A” Preferred shares shall be entitled, on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, to receive, before any distribution is made to the holders of Common shares or any other shares of the Company ranking junior to the Class “A” Preferred shares with respect to repayment of capital on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, the amount paid up with respect to each Preferred share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends (if any and if preferential) thereon, which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not earned or declared, and all declared and unpaid non-cumulative dividends (if any and if preferential) thereon. After payment to the holders of Class “A” Preferred shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Company except as specifically provided in the special rights and restrictions attached to any particular series.